EXECUTION VERSION
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of June 26, 2019 is entered into by and among I3 VERTICALS, LLC, a Delaware limited liability company (the “Borrower”) and BANK OF AMERICA, N.A., as Administrative Agent.

RECITALS

WHEREAS, the Borrower, HoldCo, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, entered into that certain Amended and Restated Credit Agreement dated as of May 9, 2019 (as amended, modified, supplemented or extended from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has notified the Administrative Agent that administrative errors exist the Credit Agreement whereby certain references to the Borrower should instead refer to HoldCo (the “Specified Administrative Errors”);
WHEREAS, pursuant to Section 11.01(g) of the Credit Agreement the Administrative Agent and the Borrower may amend the Credit Agreement to cure or correct administrative errors without the consent of any other party to the Credit Agreement;

WHEREAS, the Borrower has requested that the Administrative Agent amend the Credit Agreement as contemplated hereby to amend the Specified Administrative Errors; and

WHEREAS, the Administrative Agent is willing to amend the Credit Agreement, subject to the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Introductory Paragraph and Recitals. The above introductory paragraph and recitals of this Agreement are incorporated herein by reference as if fully set forth herein.

2. Definitions. Capitalized terms used herein (including in the recitals hereof) and not otherwise defined herein shall have the meanings provided in the Credit Agreement.

3. Amendments to Credit Agreement.
(a) Section 6.01 of the Credit Agreement is hereby amended by (i) replacing each instance of the text “the Borrower” in clauses (a) and (b) therein with the text “HoldCo” and (ii) replacing each instance of the text “the Borrower’s” in clauses (a) and (b) therein with the text “HoldCo’s”.

(b) Section 6.02 of the Credit Agreement is hereby amended by:

(i)  replacing clause (c) therein in its entirety to read as follows:

(c) not later than thirty (30) days after the beginning of each fiscal year of HoldCo, commencing with the fiscal year beginning October 1, 2019, an annual business plan and budget of HoldCo and its Subsidiaries containing, among other things, pro forma financial statements for each quarter of such fiscal year;

(ii) replacing each instance of the text “the Borrower” in clause (e) therein with the text “HoldCo”; and

(iii) replacing the penultimate paragraph in Section 6.02 of the Credit Agreement in its entirety to read as follows:

Documents required to be delivered pursuant to Section 6.01(a) or 6.01(b) or Section 6.02(d) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which HoldCo posts such documents, or provides a link thereto on HoldCo’s website on the Internet at the website address listed on Schedule 11.02; or (ii) on which such documents are posted on HoldCo’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third party website or whether sponsored by the Administrative Agent); provided that: (i) HoldCo shall deliver paper copies of such documents to the Administrative Agent or any Lender upon its request to HoldCo to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) HoldCo shall notify the Administrative Agent and each Lender (by fax transmission or e-mail transmission) of the posting of any such documents and provide to the Administrative Agent by e-mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by HoldCo with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

(c) Section 7.11 of the Credit Agreement is hereby amended by replacing each instance of the text “the Borrower” with the text “HoldCo”.

(d) Section 11.02(a)(ii) of the Credit Agreement is hereby amended by replacing the text “the Borrower” with the text “HoldCo”.

4. Conditions Precedent. This Agreement shall be effective upon receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower and the Administrative Agent (the “First Amendment Effective Date”).
5. Miscellaneous.

(a) This Agreement shall be deemed to be, and is, a Loan Document.

(b) Effective as of the First Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.

(c) The Borrower hereby (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) ratifies and affirms its obligations under the Loan Documents, (iii) agrees that (A) its obligations under each of the Loan Documents to which it is party shall remain in full force and effect according to their terms and (B) this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents and (iv) affirms the Liens created and granted in the Loan Documents in favor of the Administrative Agent for the benefit of the holders of the Obligations and agrees that this Amendment does not adversely affect or impair such Liens and security interests in any manner.

(d) The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that as of the First Amendment Effective Date after giving effect to this Amendment (i) the Borrower has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), (iii) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Amendment and (iv) the representations and warranties of the Borrower set forth in Article 5 of the Credit Agreement and in each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is expressly qualified by materiality or reference to Material Adverse Effect) on and as of the First Amendment Effective Date to the same extent as though made on and as of the First Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (and in all respects if any such representation or warranty is expressly qualified by materiality or reference to Material Adverse Effect) on and as of such earlier date.

(e) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(g) This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:   I3 VERTICALS, LLC,
a Delaware limited liability company

By: /s/ Paul Maple
Name: Paul Maple
Title: General Counsel and Secretary

I3 VERTICALS, LLC
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:   BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Christine Trotter
Name: Christine Trotter
Title: Assistant Vice President

I3 VERTICALS, LLC
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT